Financial Risk Management Policy	12 Months Ended
Dec. 31, 2024
Financial Risk Management Policy [Abstract]
Financial risk management policy

Note 39. Financial risk management policy

At December 31, 2024 and 2023 Éxito Group’s financial instruments were comprised of:

	As at December 31,
	2024	2023
Financial assets
Cash and cash equivalents (Note 7)	1,345,710	1,508,205
Trade receivables and other receivables (Note 8)	670,158	717,269
Accounts receivables from related parties (Note 10) (3)	37,664	52,145
Financial assets (Note 12)	19,666	27,466
Total financial assets	2,073,198	2,305,085

Financial liabilities
Trade payables and other accounts payable (Note 23)	4,430,674	5,286,126
Loans and borrowings (Note 20)	2,258,449	1,266,205
Lease liabilities (Note 15)	1,984,244	1,567,959
Derivative instruments and collections on behalf of third parties (Note 25)	60,481	139,810
Accounts payable to related parties (Note 10) (4)	43,757	55,617
Total financial liabilities	8,777,605	8,315,717

Net (liability) exposure	(6,704,407)	(6,010,632)

(1)	Transactions with related parties refer to transactions between Éxito Group. and its associates, joint ventures and other related parties, and are carried in accordance with market general prices, terms and conditions.

The financial health of the entity throughout the year is not solely represented by the working capital indicator, as this indicator reflects the seasonality inherent to the business. Therefore, it is evaluated together with financial indicators (current ratio, operating profitability, among others), corporate and industry KPIs that reflect both inventory cycle efficiency, debt level stability, and covenant compliance, as well as the stabilized sales performance and systematic control of expenses.

Capital risk management

Éxito Group manages its equity structure and makes the required adjustments as a function of changes in economic conditions and requirements under financial clauses. To maintain and adjust its capital structure, Éxito Group may also modify the payment of dividends to shareholders, reimburse capital contributions or issue new shares.

Financial risk management

Besides derivative instruments, the most significant of Éxito Group’s financial liabilities include debt, lease liabilities and interest-bearing loans, trade accounts payable and other accounts payable. The main purpose of such liabilities is financing Éxito Group’s operations and maintaining proper levels of working capital and net financial debt.

The most significant of Éxito Group’s financial assets include loans, trade debtors and other accounts receivable, cash and short-term placements directly resulting from day-to-day transactions. The Éxito Group also has other investments classified as financial assets measured at fair value, which, according to the business model, have effects in income for the period or in other comprehensive income. Further, other rights may arise from transactions with derivative instruments and will be carried as financial assets.

The Éxito Group is exposed to market, credit and liquidity risks. Éxito Group management monitor the manner in which such risks are managed, through the relevant bodies of the organization designed for such purpose.

Financial risk management activities related to all transactions with derivative instruments are carried out by teams of specialists with the required skills and experience, who are supervised by the organizational structure. Pursuant to Éxito Group’s corporate policies, no transactions with derivative instruments may be carried out solely for speculation. Even if hedge accounting models not always are applied, derivatives are negotiated based on an underlying element that in fact requires such hedging in accordance with internal analyses.

The Board of Directors reviews and agrees on the policies applicable to manage each of these risks, which are summarized below:

a.	Credit risk

A credit risk is the risk that a counterparty fails to comply with their obligations on a financial instrument or trade agreement, resulting in a financial loss. Éxito Group is exposed to credit risk arising from their operating activities (particularly from trade debtors) and from their financial activities, including deposits in banks and financial institutions and other financial instruments.

Cash and cash equivalents

The credit risk arising from balances with banks and financial entities is managed pursuant to corporate policies defined for such purpose. Surplus funds are only invested with counterparties approved by the Board of Directors and within previously established jurisdictions. On an ongoing basis, management reviews the general financial conditions of counterparties, assessing the most significant financial ratios and market ratings.

Management monitors the liquidity of the group (which includes unused credit lines) and cash and cash equivalents (note 7) based on expected cash flows. This is generally carried out both locally and internationally within the group’s operating companies, in accordance with practices and limits established by the group. These limits vary by location to account for the liquidity of the market in which the Group operates. Additionally, the group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets required to meet them, monitoring liquidity ratios on the statement of financial position in relation to internal and external regulatory requirements, and maintaining debt financing plans.

	As at December 31,
	2024	2023
Rating
BB+	340,101	626,259
BB-	17,144	41,574
N/A (*)	795,812	809,535
Total cash at banks and on hand	1,153,057	1,477,368

(*)	N/A: No available.

Trade receivables and other receivables

The credit risk associated with trade receivables is low given that most of Éxito Group’s sales are cash sales (cash and credit cards) and financing activities are conducted under trade agreements that reduce Éxito Group’s exposure to risk. In addition, there are administrative collections departments that permanently monitor ratios, figures, payment behaviors and risk models by each third party. There are no trade receivables that individually are equivalent to or exceed 5% of accounts receivable or sales, respectively. Additionally, the turnover of these accounts receivable does not exceed 30 days.

Collaterals

Grupo Éxito does not provide guarantees, sureties, or letters of credit, issue complete or blank securities, or create any lien or contingent right in favor of third parties. Exceptionally Grupo Éxito may establish liens considering the relevance of the business, the amount of the contingent obligation, and the benefit. Additionally, there are some promissory notes that are part of the ordinary course of business operations with banks and treasury. At December 31, 2024, Almacenes Éxito S.A. acted as guarantor for its subsidiary Almacenes Éxito Inversiones S.A.S. for $3,967 to cover potential defaults on its obligations, acts as a joint debtor of the subsidiary Patrimonio Autónomo Centro Comercial Viva Barranquilla at the request of some insurance companies and as a requirement for the issuance of performance bonds, and also granted bank guarantees in favor of third parties to cover the payment of merchandise purchases for $535. Éxito Viajes y Turismo S.A.S. granted a guarantee in favor of JetSmart Airlines S.A.S. for $400.The subsidiaries Éxito Industrias S.A.S. and Éxito Viajes y Turismo S.A.S. provided guarantees to insurance companies and as a requirement for the issuance of performance bonds. The subsidiary Transacciones Energéticas S.A.S. E.S.P. granted guarantees to third parties for $6,135 to secure the payment of charges for the use of the regional transmission system and local energy distribution system.

b.	Market risk

Market risk is the risk that changes in market prices, namely changes in exchange rates, interest rates or stock prices, have a negative effect on Éxito Group’s revenue or on the value of the financial instruments it holds. The purpose of market risk management is to manage and control exposure to this risk within reasonable parameters while optimizing profitability.

Interest rate risk

Interest rate risk is the risk that the fair value of financial assets and liabilities, or the future cash flows of financial instruments, fluctuate due to changes in market interest rates. Éxito Group’s exposure to interest rate risk is mainly related to debt obligations incurred at variable interest rates or indexed to an index beyond the control of Éxito Group.

Although a portion of the company’s financial obligations is indexed to variable market rates, 46% of the financial obligations were agreed upon with fixed-rate terms. Additionally, the company analyzes and conducts financial swap transactions through interest rate derivatives with pre-approved financial entities, in which it agrees to exchange, at specific intervals, the difference between fixed and variable interest rate amounts calculated on an agreed nominal principal amount. This converts variable rates into fixed rates, making cash flows determinable.

Currency risk

Currency risk is the risk that the fair value or future cash flows of financial instruments fluctuate due to changes in exchange rates. Éxito Group’s exposure to exchange rate risk is attached to passive transactions in foreign currency associated with long-term debt liabilities and with Éxito Group’s operating activities (whenever revenue and expenses are denominated in a currency other than the functional currency), as well as with Éxito Group’s net investments abroad.

Éxito Group manages its exchange rate risk via derivative financial instruments (namely forwards and swaps) whenever such instruments are efficient to mitigate volatility.

When exposed to unprotected currency risk, Éxito Group’s policy is to contract derivative instruments that correlate with the terms of the underlying elements that are unprotected. Not all financial derivatives are classified as hedging transactions; however, Éxito Group’s policy is not to carry out transactions for speculation.

At December 31, 2024 and 2023, Éxito Group had hedged almost 100% of their purchases and liabilities in foreign currency.

c.	Liquidity risk

Liquidity risk is the risk that Éxito Group faces difficulties to fulfil its obligations associated with financial liabilities, which are settled by delivery of cash or other financial assets. Éxito Group’s approach to manage liquidity is to ensure, in as much as possible, that it will always have the necessary liquidity to meet its obligations without incurring unacceptable losses or reputational risk.

Éxito Group manages liquidity risks by daily monitoring its cash flows and maturities of financial assets and liabilities, and by maintaining proper relations with the relevant financial institutions.

Éxito Group maintains a balance between business continuity and the use of financing sources through short-term and long-term bank loans according to requirements, unused credit lines available from financial institutions, among other mechanisms. At December 31, 2024 approximately 92% of Éxito Group’s debt will mature in less than one year (December 31, 2023 - 71%) considering the carrying amount of borrowings included in the accompanying financial statements.

The Éxito Group’s liquidity risk is considered to be low as there is no significant restriction for the payment of financial liabilities settling within twelve months from the reporting date, December 31 2024. Access to financing sources is sufficiently secured.

The following table shows a profile of maturities of Éxito Group’s financial liabilities based on non-discounted contractual payments arising from the relevant agreements.

At December 31, 2024	Less than 1 year	From 1 to 5 years	More than 5 years	Total
Lease liabilities	406,060	1,017,860	1,087,914	2,511,834
Other relevant contractual liabilities	1,655,488	303,007	8,974	1,967,469
Total	2,061,548	1,320,867	1,096,888	4,479,303

At December 31, 2023	Less than 1 year	From 1 to 5 years	More than 5 years	Total
Lease liabilities	378,806	938,113	766,452	2,083,371
Other relevant contractual liabilities	619,150	303,912	29,137	952,199
Total	997,956	1,242,025	795,589	3,035,570

Sensitivity analysis for 2024 balances

Éxito Group assessed the potential changes in interest rates of financial liabilities and other significant contract liabilities.

Assuming complete normality and considering 10% variation in interest rates, three scenarios have been assessed:

−	Scenario I: Latest interest rates known at the end of 2024.
−	Scenario II: An increase of 0.896% was assumed for the Banking Reference Rate. This increase was on the latest published interest rate.
−	Scenario III: A decrease of 0.896% was assumed for the Banking Reference Rate. This reduction was on the latest published interest rate.

The sensitivity analysis did not result in significant variance among the three scenarios. Potential changes are as follows:

Operations	Risk	Balance at December 31, 2024	Market forecast
			Scenario I	Scenario II	Scenario III
Borrowings	Changes in interest rates	1,907,673	1,890,011	1,892,999	1,887,024

d.	Derivative financial instruments

Éxito Group uses derivative financial instruments to hedge risk exposure, with the main purpose of hedging exposure to interest rate risk and exchange rate risk, fixing the interest and exchange rates of the financial debt.

As of December 31, 2024, the reference value of these contracts amounted to $- (December 31, 2023 - $120,916 million) (interest rate swaps), USD 47.07 million and EUR 4.92 million (December 31, 2023 - USD 34.6 million and EUR 4.11 million) (forwards), USD 5.2 million (December 31, 2023 - USD 15.5 million) (forwards). These transactions are usually contracted under the same terms for amounts, duration, and transaction costs, and preferably with the same financial entities, always observing the limits and policies of Grupo Éxito.

Éxito Group has designed and implemented internal controls to ensure that these transactions are carried out in compliance with its policies.

e.	Fair value of derivative financial instruments

The fair value of derivative financial instruments is estimated under the operating cash flow forecast model, using government treasury security curves in each country and discounting them at present value, using market rates for swaps as disclosed by the relevant authorities in such countries.

Swap market values were obtained by applying market exchange rates valid on the date of the financial information available, and the rates are forecasted by the market based on currency discount curves. A convention of 365 consecutive days was used to calculate the coupon of foreign currency indexed positions.

f.	Insurance policies

At December 31, 2024, the parent company and its colombian subsidiaries have acquired the following insurance policies to mitigate the risks associated with the entire operation:

Insurance lines of coverage	Coverage limits	Coverage
All risk, damages and loss of profits	In accordance with replacement and reconstruction amounts, with a maximum limit of liability for each policy.

Losses or sudden and unforeseen damage and incidental damage sustained by covered property, directly arising from any event not expressly excluded. Covers buildings, furniture and fixtures, machinery and equipment, goods, electronic equipment, facility improvements, loss of profits and other property of the insured party.

Transport of goods and money	In accordance with the statement of transported values and a maximum limit per dispatch. Differential limits and sub-limits apply by coverage.	Property and goods owned by the insured that are in transit, including those on which it has an insurable interest.
Extracontractual civil liability	Differential limits and sublimits per coverage apply.	Covers damages caused to third parties during the operation.
Director’s and officers’ third party liability insurance	Differential limits and sub-limits apply by coverage.	Covers claims against directors and officers arising from error or omission while in office.
Deception and financial risks	Differential limits and sub-limits apply by coverage.	Loss of money or securities in premises or in transit. Willful misconduct of employees that result in financial loss.
Group life insurance and personal accident insurance	The insured amount relates to the number of wages defined by the Company.	Death and total and permanent disability arising from natural or accidental events.
Vehicles	There is a defined ceiling per each coverage	Third party liability. Total and partial loss - Damages. Total and partial loss - Theft Earthquake Other coverages as described in the policy.
Cyber risk	Differential limits and sub-limits apply by coverage.	Direct losses arising from malicious access to the network and indirect losses from third party liability whose personal data have been affected by an event covered by the policy.